UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

DMI FURNITURE, INC.

(Exact Name of Registrant as specified in Charter)

Delaware	0-4173	41-0678467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 205, 101 Bullitt Lane, Louisville, Kentucky		40222
(Address of principal executive offices)		(Zip code)

(502)426-4351
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

 Item 5. Other Events and Required FD Disclosure

On August 13, 2003, DMI Furniture, Inc. announced it had entered into an Agreement and Plan of Merger with Flexsteel Industries, Inc. providing for Flexsteel’s acquisition of all of DMI’s outstanding common shares for $3.30 per share in cash. A copy of the press release is attached as Exhibit 99.

Item 7. Financial Statements and Exhibits

Exhibit 2.1 – Agreement and Plan of Merger by and among Flexsteel Industries, Inc., Churchill Acquisition Corp. and DMI Furniture, Inc. dated August 12, 2003.

Exhibit 2.2 – Form of Tender and Voting Agreement dated as of August 12, 2003 by and among Flexsteel Industries, Inc., Churchill Acquisition Corp. and certain stockholders of DMI Furniture, Inc.

Exhibit 99 – Press release issued August 13, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DMI FURNITURE, INC.

Date: August 13, 2003	By	/s/ Phillip J. Keller
Phillip J. Keller
Vice President – Finance, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit 2.1

Agreement and Plan of Merger by and among Flexsteel Industries, Inc., Churchill Acquisition Corp. and DMI Furniture, Inc. dated August 12, 2003.

Exhibit 2.2

Form of Tender and Voting Agreement dated as of August 12, 2003 by and among Flexsteel Industries, Inc., Churchill Acquisition Corp. and certain stockholders of DMI Furniture, Inc.

Exhibit 99

Press release issued August 13, 2003.